UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2025

Opendoor Technologies Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39253	30-1318214
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

410 N. Scottsdale Road, Suite 1000
Tempe, AZ	85288
(Address of principal executive offices)	(Zip Code)

(480) 618-6760
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	OPEN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Warrant Dividend Distribution

On November 6, 2025, Opendoor Technologies Inc. (the “Company”), announced that the Board of Directors of the Company declared a distribution (the “Warrant Distribution”) to the holders of record of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), in the form of warrants to purchase shares of Common Stock (the “Warrants”). The Warrants were issued on the terms and conditions described in the Warrant Agreement (as defined below and attached as an exhibit hereto) and were distributed on November 21, 2025, to the record holders of the Common Stock as of the close of business on November 18, 2025 (the “Record Date”).

Pursuant to the terms of the Warrant Agreement, dated as of November 21, 2025, between the Company and Equiniti Trust Company, LLC, as Warrant Agent (the “Warrant Agreement”), each holder of record of Common Stock as of the Record Date received three (3) series of Warrants⸺Series K, Series A, and Series Z⸺one (1) Warrant of each series for every thirty (30) shares of Common Stock, rounded down to the nearest whole number.

The scheduled expiration date of each series of the Warrants is November 20, 2026, which may be automatically accelerated as specified in the Warrant Agreement (and the Company may elect a later alternate expiration date) for a particular series of the Warrants if, within any period of thirty (30) consecutive trading days after the Distribution Date, there are at least twenty (20) trading days (whether or not consecutive) on which the daily volume‑weighted average price of the Common Stock exceeds the applicable early expiration trigger price for such series of the Warrants. The early expiration trigger price for a series of the Warrants is initially equal to 120% of the exercise price of such series of the Warrants, subject to adjustment in accordance with the Warrant Agreement. The Warrants have an exercise price of $9.00 per Series K Warrant, $13.00 per Series A Warrant and $17.00 per Series Z Warrant. The Warrants are initially exercisable only by paying the exercise price in cash, subject to the Company’s ability to change the exercise method to net exercise as provided in the Warrant Agreement.

The number of shares of Common Stock issuable upon exercise of the Warrants is subject to certain anti-dilution adjustments, including for (i) stock dividends, splits, subdivisions, reclassifications and combinations, (ii) rights issues, (iii) other distributions and spin-offs, (iv) cash dividends or distributions, and (v) shareholder rights plans, in each case as set forth in the Warrant Agreement.

The Warrants are expected to commence trading on Nasdaq under ticker symbols OPENW, OPENL, and OPENZ for the Series K Warrants, Series A Warrants and Series Z Warrants, respectively, on November 24, 2025.

In lieu of an adjustment to the conversion rate, holders of the Company’s 7.000% Convertible Senior Notes due 2030 (the “2030 Convertible Notes”) also received, at the same time and on the same terms as holders of Common Stock, without having to convert such holder’s 2030 Convertible Notes, as if such holder held a number of shares of Common Stock, equal to the product of (i) the conversion rate applicable to the 2030 Convertible Notes in effect on the Record Date and (ii) the aggregate principal amount (expressed in thousands) of 2030 Convertible Notes held by such holder on the Record Date. The conversion rate for the Company’s 0.25% Convertible Senior Notes due 2026 was adjusted in accordance with the terms of the governing indenture for such notes.

The foregoing description of the Warrants and the Warrant Agreement is only a summary and is qualified in its entirety by reference to the complete description of the terms of the Warrants set forth in the Warrant Agreement (including the Forms of Warrants attached thereto), which is filed as Exhibit 4.1 to this Form 8-K.

In connection with the Warrant Distribution, the Company filed a prospectus supplement pursuant to rule 424(b) under the Securities Act of 1933, as amended (the “Securities Act”), dated November 21, 2025, registering up to 99,295,146 shares of Common Stock issuable upon the exercise of the Warrants. The prospectus supplement forms a part of the Company’s existing shelf registration statement on Form S-3 (No 333-279080), which was originally filed with the Securities and Exchange Commission (the “SEC”) on May 2, 2024 (the “Registration Statement”). A copy of the legal opinion of Latham & Watkins LLP relating to the validity of these shares of Common Stock is filed as Exhibit 5.1 to this Current Report on Form 8-K and is filed with reference to, and is hereby incorporated by reference into, the Registration Statement.

Item 7.01	Regulation FD Disclosure.

On November 21, 2025, the Company issued a press release announcing the Warrant Distribution, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished in Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1 attached hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

The issuance of the Warrants in the Warrant Distribution has not been registered under the Securities Act, as the distribution of a security for no consideration does not constitute a sale of a security under Section 2(a)(3) of the Securities Act. A Form 8-A registration statement and prospectus supplement describing the terms of the Warrants has been filed with the SEC and is available on the SEC’s website located at http://www.sec.gov.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A the Private Securities Litigation Reform Act of 1995, as amended. All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking, including statements regarding the Warrant Distribution, including: the Company’s expectations regarding the Warrant Distribution; the anticipated and expected use of proceeds from any proceeds received from the exercise of Warrants; the acceptance to trading of the warrants on the Nasdaq Stock Market; and the price of the Warrants and the existence of a market for the Warrants. These forward-looking statements generally are identified by the words “anticipate”, “believe”, “contemplate”, “continue”, “could”, “estimate”, “expect”, “forecast”, “future”, “guidance”, “intend”, “may”, “might”, “opportunity”, “outlook”, “plan”, “possible”, “potential”, “predict”, “project”, “should”, “strategy”, “strive”, “target”, “vision”, “will”, or “would”, any negative of these words or other similar terms or expressions. The absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties that can cause actual results to differ materially from those in such forward-looking statements. These risks include, but are not limited to market risks, trends and conditions. You should carefully consider the foregoing factors and the other risks and uncertainties described under the caption “Risk Factors” in the Company’s most recent Annual Report on Form 10-K filed with the SEC on February 27, 2025, as updated by the Company’s Quarterly Reports on Form 10-Q and other filings with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and, except as required by law, Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. The Company does not give any assurance that it will achieve its expectations.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT	DESCRIPTION
4.1	Warrant Agreement (including Form of Warrant), dated November 21, 2025, by and between the Company and Equiniti Trust Company, LLC, as Warrant Agent.
5.1	Opinion of Latham & Watkins LLP.
23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1)
99.1	Press Release regarding Warrant Dividend Distribution issued by Opendoor Technologies Inc., dated November 21, 2025.
104	Cover Page Interactive Data File (Cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Opendoor Technologies Inc.

Date: November 21, 2025	By:	/s/ Kaz Nejatian
	Name:	Kaz Nejatian
	Title:	Chief Executive Officer